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                                                                   Exhibit 10.21

               CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                 BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

                  OMITTED PORTIONS HAVE BEEN SEPARATELY FILED
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                  Execution Copy

                                AMENDMENT NO. 1
                                       TO
                      MEDIA GATEWAY SERVICES AGREEMENT III

          THIS AMENDMENT NO 1. TO MEDIA GATEWAY SERVICES AGREEMENT III ("Amendment") dated as of August 31, 2000, by and between Qwest Communications
  ---------
Corporation, a Delaware corporation ("Qwest") and KMC Telecom VI Inc., a
                                      -----
Delaware corporation ("KMC").
                       ---

          WHEREAS, Qwest and KMC are parties to that certain Media Gateway Services Agreement III dated as of June 30, 2000 (the "MGS Agreement") pursuant
                                                       -------------
to which, among other things, KMC has agreed to provide to Qwest, and Qwest has agreed to compensate KMC for, certain services; and

          WHEREAS, the parties have agreed to amend the MGS Agreement on the following terms;

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KMC and Qwest agree as follows:

      1.  Definitions.  Capitalized terms not otherwise defined herein shall
          -----------
have the meanings ascribed to them in the MGS Agreement.

      2.  Amendment to the MGS Agreement.  Effective as of the date first above
          ------------------------------
written and subject to the execution of this Amendment by the parties hereto, the MGS Agreement shall be and hereby is amended as follows:

          (a)  Section 3.a is hereby amended by deleting the second sentence
               -----------
     thereof and substituting the following therefor:

     "Charges for the MGS Circuits will be as follows: (a) on [text deleted]
                                                              --------------
     Qwest shall commence payment on a monthly basis for the [text deleted] of
                                                             --------------
     (x) [text deleted] of all MGS Circuits deemed installed (as described
         --------------
     below) as of [text deleted] or (y) the [text deleted] of MGS Circuits in
                  --------------            --------------
     service as of November 1, 2000 plus all out of pocket and third party costs incurred by KMC and payable by Qwest pursuant to Appendix A to Schedule 1 for [text deleted] of all MGS Circuits deemed installed ("Out of Pocket
         --------------
     Costs") as of [text deleted]; (b) on
                   --------------


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     [text deleted] Qwest shall make, as the monthly payment for the month of
     --------------
     [text deleted], a payment in the amount of the [text deleted] of (x) [text
     --------------                                 --------------        -----
     deleted] of all MGS Circuits deemed installed as of [text deleted] or (y)
     --------                                            --------------
     the [text deleted] of MGS Circuits in service as of [text deleted] plus
         --------------                                  --------------
     [text deleted] of all Out of Pocket Costs as of [text deleted] not
     --------------                                  --------------
     previously paid by Qwest; and Qwest shall also commence monthly payments for the [text deleted] of (x) [text deleted] of all MGS Circuits deemed
             --------------        --------------
     installed as of [text deleted] or (y) the [text deleted] of MGS Circuits in
                     --------------            --------------
     service as of [text deleted] plus [text deleted] of all Out of Pocket Costs
                   --------------      --------------
     as of [text deleted] not previously paid by Qwest; (c) on March 1, 2001
           --------------
     Qwest shall commence monthly payments for the [text deleted] of (x) [text
                                                   --------------        -----
     deleted] of all MGS Circuits deemed installed or (y) the [text deleted] of
     --------                                                 --------------
     MGS circuits in service plus [text deleted] of all Out of Pocket Costs not
                                  --------------
     previously paid by Qwest, and (d) on [text deleted] Qwest shall commence
                                          --------------
     payment for all MGS Circuits deemed installed."

        3.   Representations and Warranties of Qwest and KMC. Qwest and KMC
             -----------------------------------------------
hereby represent and warrant as follows:

             (a) This Amendment and the MGS Agreement, as amended hereby, constitute legal, valid and binding obligations of Qwest and KMC and are enforceable against Qwest and KMC in accordance with their terms.

             (b) Upon the effectiveness of this Amendment, Qwest and KMC hereby reaffirm all representations and warranties made in the MGS Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

             (c) As of the date hereof, and after giving effect to this Amendment, each of Qwest and KMC shall be in compliance with all the terms and provisions set forth in the MGS Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default shall have occurred and/or be continuing.

        4.   Reference to and Effect on the MGS Agreement.
             --------------------------------------------

             (a) The MGS Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, remains in full force and effect, and are hereby ratified and confirmed.

             (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Qwest or KMC, nor constitute a waiver of any provision of the MGS Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.



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

     5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE MGS AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     6.  Paragraph Headings.  The paragraph headings contained in this
         ------------------
Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     7.  Counterparts.  This Amendment may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



 KMC Telecom VI Inc.

 By: /s/ William H. Stewart
     --------------------------
 Name:   William H. Stewart
       ------------------------
 Title:  Chief Financial Officer
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 Qwest Communications Corporation

 By: /s/ Rick Weston
     --------------------------
 Name:   Rick Weston
       ------------------------
 Title:  SVP-QIS
        -----------------------

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